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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2002

                               CLEAN HARBORS, INC.
               (Exact name of registrant as specified in charter)


         Massachusetts                  0-16379             04-2997780
    (State or other jurisdiction     (Commission        (I.R.S. Employer
          of incorporation)             File Number)      Identification No.)


1501 Washington Street
Braintree, Massachusetts                                 02184-7535
(Address of principal                                    (Zip Code)
     executive offices)

  Registrant's telephone number, including area code: (781) 849 1800 ext. 4454

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Item 5. Other Events and Regulation FD Disclosure

On February 22, 2002, Clean Harbors, Inc. ("Clean Harbors") signed an Acquisition Agreement to acquire the Chemical Services Division of Safety-Kleen Corp. ("Safety-Kleen"). Under terms of the agreement, Clean Harbors will purchase the Chemical Services Division from Safety-Kleen for approximately $46,300,000 in cash and the assumption of certain environmental liabilities valued at approximately $265,000,000. The combined company is expected to have annualized revenue of approximately $750,000,000 and approximately 4,400 employees.

Safety-Kleen's Chemical Services Division consists of 50 primary facilities, including among others, 21 service centers, 6 wastewater treatment facilities, 9 landfills and 4 incinerators. The proposed acquisition will not include Safety-Kleen's Pinewood Landfill in South Carolina. Safety-Kleen is a publicly traded company and files reports with the United States Securities and Exchange Commission. Additional information about Safety-Kleen and its Chemical Services Division is available in those reports.

The proposed addition of the 50 facilities of Safety-Kleen's Chemical Services Division will further broaden Clean Harbors' geographic reach, particularly in the West Coast and Southwest regions, as well as in Canada and Mexico and will make Clean Harbors the largest operator of hazardous waste disposal facilities in North America.

Safety-Kleen is currently under Chapter 11 protection in U.S. Bankruptcy Court for the District of Delaware, which Safety-Kleen entered voluntarily in June 2000 along with 73 of its U.S. subsidiaries. Clean Harbors' proposed acquisition of Safety-Kleen's Chemical Services Division is subject to the approval of the Bankruptcy Court, various regulatory approvals, satisfactory completion of the due diligence process and obtaining adequate financing. The proposed acquisition will not require shareholder approval by either company. Clean Harbors now expects the transaction to close during the third quarter of 2002.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

         Item No.                       Description                         Location
         --------                       -----------                         ---------
         2.1            Acquisition Agreement by and between
                        Safety-Kleen Services, Inc., as Seller, and
                        Clean Harbors, Inc., as Purchaser, Dated
                        as of February 22, 2002.                            Filed herewith
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Clean Harbors, Inc.
                                         (Registrant)

                                         /s/ Alan S. McKim
February 28, 2002                        --------------------------------------
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer